UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21903
Nuveen Global Value Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Level of Total Return from a Diversified Global Portfolio Primarily Invested in Equity and Debt Securities

Annual Report December 31, 2009

Nuveen Global Value Opportunities Fund JGV

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2010

Nuveen Investments	3

Portfolio Manager’s Comments

Nuveen Global Value Opportunities Fund (JGV)

The Fund’s investment portfolio is managed by Tradewinds Global Investors, LLC, a wholly-owned subsidiary of Nuveen Investments. David Iben, Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds, was responsible for the strategy and overall portfolio management of the Fund over the course of this reporting period. Dave has over 25 years of investment management experience.

After the end of the reporting period, Tradewinds announced that Emily Alejos and Michael Hart have joined Dave as members of the Fund’s portfolio management team. Emily Alejos, CFA, Managing Director and Portfolio Manager, has been a portfolio manager and senior consumer sector analyst at Tradewinds since 2007. Michael Hart, CFA, Senior Vice President and Portfolio Manager, has been a global securities analyst at Tradewinds since 2007 and a portfolio manager since 2008.

Here Dave Iben speaks about the general economic and market conditions, management strategy and performance of the Fund for the twelve-month period ending December 31, 2009.

What were the general economic and market conditions during the twelve-month period ending December 31, 2009?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The general market conditions during the past twelve months were among the most fluctuating and challenging on record. The financial crisis that began to accelerate in the last half of 2008 was in full force by the first quarter of 2009. For the first time since the 1930s, the United States, United Kingdom, Germany and Japan experienced recessions simultaneously.

In response, the U.S. government enacted a $787 billion economic stimulus plan early in 2009, and provided additional funds for large financial institutions under the Troubled Asset Relief Program (TARP) started in 2008. The Federal Reserve maintained a fed funds target range of zero to 0.25%, its lowest level in history. In addition, the Fed announced in March that it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The government also took steps to prevent the collapse of the American auto industry.

By the second quarter of 2009, some positive signals began to emerge. Most major banks seemed to have raised sufficient capital to survive in the downturn, with several of them even appearing to thrive. Domestic equity markets, as measured by the Standard & Poor’s (S&P) 500 Stock Index, rocketed up from the lows experienced in March. Bond investors seemed more willing to hold municipal and corporate securities, causing the pricing relationships between these issues and U.S. Treasury securities to adjust closer to historical

4	Nuveen Investments

norms. However, the U.S. unemployment rate at year end was over 10% and the general credit markets were still constricted, suggesting that the road to recovery would not be quick or easy.

From a global perspective, central banks continued to pursue monetary policies aimed at providing liquidity to markets. Equity markets in the emerging markets and United States rallied on the prospects of continued growth in emerging economies and a re-emergence of growth in the United States. Commodities and commodity stocks rebounded significantly from their lows of earlier this year.

What key strategies were used to manage the Fund during this reporting period?

Under normal circumstances, the Fund invests about 80% of its assets in equity securities of U.S. and non-U.S. companies in all capitalization ranges, and about 20% of its assets in U.S. and non-U.S. corporate and government bonds and other debt instruments. The Fund also may opportunistically sell call options or take short positions.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.

1	JGV’s Benchmark comprised of 1) 80% MSCI All Country World Index 2) 15% Barclays Capital U.S. Aggregate Bond Index 3) 5% Barclays Capital High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Barclay Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Barclays Capital High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The S&P 500 Stock Index is an unmanaged Index generally considered representative of the U.S. stock market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Over this period, our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value. In 2009, we found that the best value opportunities were in the securities of those businesses that were the most leveraged to the growth of the global economy and that had been overly-punished in 2008. We continued to like the materials and energy sectors, which benefited from increased global demand, while we remained significantly underweighted in the financials sector. We decreased our exposure in fixed income, maintained both our long and short equity exposures, and continued to write covered calls on selected long equity positions to enhance yield and expected total return.

How did the Fund perform over the twelve-month period?

The performance of JGV, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Return on Net Asset Value
For the periods ended 12/31/09

		Since
	1-Year	Inception*
JGV	48.93%	7.98%
Comparative Benchmark[1]	31.41%	1.58%
S&P 500 Stock Index[2]	26.46%	-1.74%

* Fund since inception returns are from 7/24/06. Comparative Benchmark and S&P 500 Index returns are from 7/31/06.

For the twelve-month period ended December 31, 2009, the total return on net asset value of the Fund significantly outperformed its comparative benchmark and the S&P 500 Index.

The Fund’s top long equity performer was a member of the Information Technology sector. Lucent Technologies Capital Trust I, now Alcatel-Lucent, provides products that enable its clients to deliver voice, data and video communication services to end users. Lucent

Technologies’ convertible preferred position appreciated due to management’s guidance that Alcatel-Lucent would be at break-even on an adjusted operating basis by the end of 2009, as cost-cutting measures remained on track and sales stabilized. Furthermore, the company increased its cash cushion by raising €1 billion in convertible bonds due in 2015.

In early January 2009, the Fund participated in a private placement of NovaGold Resources Incorporated units, which consisted of both equity shares and warrants to purchase additional equity shares at a price of $1.50. NovaGold, which focuses on gold exploration, development, and mining, benefited as the price of gold reached over $1,200 per ounce during the year. The company’s common equity share price appreciated more than 300% during the calendar year and the units were a significant contributor to performance.

The worst detractor from the portfolio’s performance during the period was Nippon Telegraph & Telephone (NTT). NTT, Japan’s largest telecom company, underperformed as operating profits declined 13% for its fiscal first half ended September 2009. A 5% decline in NTT’s mobile division, DoCoMo, was mostly to blame, coupled with concerns about the upcoming revision of the NTT Law (Japanese government owns roughly one-third of NTT and regulates the company through the NTT Law). We remain optimistic on NTT and expect over the medium-term that capital investment (mainly in the form of a next-generation network upgrade) will diminish, the FTTH (fiber-to-the-home) business will turn profitable, and for costs to decline from employee attrition. Moreover, management is anticipating the upcoming revision of the NTT Law will allow greater freedom to price its new services.

Although sold from the Fund in early February 2009, Apex Silver Mines Limited also detracted from performance in the portfolio for the period. Apex is a base metal mining company engaged in the exploration and development of silver and other mineral properties in Latin America. The company’s underperformance leading up to its sale from the portfolio was due to several issues: zinc prices declined as a result of increased global supply, the company’s production ramp-up was slower than expected due to water salinity problems, and the Bolivian government’s threat to nationalize the nation’s oil and gas reserves exacerbated the company’s woes. In January 2009, Apex Silver filed for Chapter 11 bankruptcy.

Cumulatively, the Fund’s short equity positions also detracted slightly from performance for the period. Among these, Abbott Laboratories contributed most to absolute performance. However, its gains were basically offset by the position in AutoZone Incorporated.

The Fund continued to hold a variety of fixed-income positions that, overall, contributed positively to performance. We were able to purchase several corporate bond positions in late 2008 and early 2009 when credit spreads were wide and prices were at attractive levels. As the markets improved during the latter part of the year, it became harder to find value opportunities in this asset class.

Our covered call writing strategy detracted from the Fund’s performance as stock prices rallied, limiting the upside potential of the issues covered by the options. However, given the uncertainty in the future direction of the global markets and the large market rebound, we will continue to utilize this strategy opportunistically.

6	Nuveen Investments

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

Over the course of 2009, the Fund increased its quarterly distribution to shareholders during September and again in December. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS

Nuveen Investments	7

Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance for the fiscal year ended December 31, 2009. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 12/31/09	JGV
Inception date	7/24/06
Calendar year ended December 31, 2009:
Per share distribution:
From net investment income	$0.92
From long-term capital gains	0.19
From short-term capital gains	0.00
Tax return of capital	0.00

Total per share distribution	$1.11

Distribution rate on NAV	6.05%

Average annual total returns:
Excluding retained gain tax credit/refund[3]:
1-Year on NAV	48.93%
Since inception on NAV	7.98%

Including retained gain tax credit/refund[3]:
1-Year on NAV	48.93%
Since inception on NAV	8.25%

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2008 and December 31, 2009.

Common Share Repurchases and Share Price Information

As of December 31, 2009, the Fund has cumulatively repurchased 182,800 common shares, representing approximately 1.0% of its common shares outstanding. During the twelve-month reporting period, the Fund repurchased 42,600 common shares at a weighted average price and weighted average discount per common share of $11.31 and 19.00%, respectively.

As of December 31, 2009, the Fund’s share price was trading at a -4.47% discount to its net asset value, compared with an average discount of -11.12% for the entire twelve-month period.

8	Nuveen Investments

JGV Performance OVERVIEW	Nuveen Global Value Opportunities Fund
December 31, 2009

Fund Snapshot
Share Price	$17.53

Net Asset Value	$18.35

Premium/(Discount) to NAV	-4.47%

Current Distribution Rate[1]	6.85%

Net Assets ($000)	$351,822

Countries
(as a % of total investments)[2]
United States	49.3%

Canada	14.6%

Japan	6.0%

United Kingdom	4.2%

South Africa	3.8%

South Korea	2.9%

Australia	2.9%

France	2.7%

Brazil	2.4%

Netherlands	1.5%

Italy	1.2%

Thailand	1.1%

Sweden	0.9%

Germany	0.9%

Switzerland	0.8%

Other	4.8%

Industries
(as a % of total investments)[2]
Metals & Mining	24.1%

Oil, Gas & Consumable Fuels	13.3%

Diversified Telecommunication Services	7.3%

Pharmaceuticals	6.0%

Electric Utilities	5.7%

Food Products	5.5%

Communications Equipment	3.9%

Energy Equipment & Services	3.4%

Health Care Providers & Services	2.8%

Residentials	2.2%

Internet Software & Services	2.2%

Capital Markets	1.5%

Short-Term Investments	7.8%

Other	14.3%

Average Annual Total Return
(Inception 7/24/06)
	On Share Price	On NAV
1-Year	58.96%	48.93%

Since Inception	6.06%	7.98%

Average Annual Total Return[4]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	58.96%	48.93%

Since Inception	6.32%	8.25%

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Share3

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.
2	Excluding common stocks sold short and call options written.
3	The Fund paid shareholders a long-term capital gain distribution in December 2008 of $0.4163 per share.
4	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

Nuveen Investments	9

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Global Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (the “Fund”) at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, IL
February 25, 2010

10	Nuveen Investments

JGV	Nuveen Global Value Opportunities Fund Portfolio of Investments
December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 73.1%

	Aerospace & Defense – 1.5%

15,516	Embracer – Empresa Brasileiras de Aeronautica S/A, ADR	$343,059
92,800	Thales S.A., (9)	4,769,483

	Total Aerospace & Defense	5,112,542

	Capital Markets – 1.4%

81,023	EFG – Hermes Holding SAE, 144A, (9)	368,795
948,100	Endeavor Financial Corporation, Corporate Shares S, 144A, (2)	1,604,568
195,615	UBS AG, (2), (8)	3,033,989

	Total Capital Markets	5,007,352

	Chemicals – 0.1%

41,601	Omnia Holdings Limited, (9)	333,942

	Commercial Banks – 1.6%

552,400	Bangkok Bank Public Company Limited, Foreign Shares	1,930,252
46,000	Bangkok Bank Public Company Limited NVDR	160,048
66,802	Bank Hapoalim BM, (2), (9)	290,570
98,623	Bank Leumi le-Israel B.M., (2), (9)	450,735
7,846	ICICI Bank Limited, ADR	295,873
49,290	Kazkommertsbank, 144A, (2) GDR	448,539
6,158,200	Krung Thai Bank Public Company Limited, Foreign Shares	1,819,384
370,000	Metropolitan Bank & Trust Company	360,156

	Total Commercial Banks	5,755,557

	Communications Equipment – 1.0%

371,600	Telefonaktiebolaget LM Ericsson, ADR, (8)	3,415,004

	Construction Materials – 0.0%

6,520	Cemex SAB de CV, Sponsored ADR, (2)	77,066

	Diversified Telecommunication Services – 7.2%

31,124	China Unicom Limited, ADR	408,036
7,059	Chunghwa Telecom Co., Ltd, ADR	131,086
217,000	Deutsche Telekom AG, ADR, (8)	3,189,900
142,979	KT Corporation, Sponsored ADR	2,404,907
722,000	Nippon Telegraph and Telephone Corporation, ADR, (8)	14,252,280
157,212	Telecom Egypt SAE, (9)	522,433
4,000,000	Telecom Italia S.p.A.	4,432,536

	Total Diversified Telecommunication Services	25,341,178

	Electric Utilities – 5.9%

368,050	Centrais Electricas Brasileiras S.A., PFD B ADR, (2)	6,882,535
17,725	Centrais Electricas Brasileiras S.A., ADR, (2)	373,820
34,500	Electricite de France S.A., (9)	2,050,450
516,300	Korea Electric Power Corporation, Sponsored ADR, (2), (8)	7,507,002
24,914	Pampa Energia SA, ADR, (9)	291,494
85,000	Progress Energy, Inc.	3,485,850

	Total Electric Utilities	20,591,151

	Electronic Equipment & Instruments – 1.1%

86,000	Tech Data Corporation, (2), (8)	4,012,760

	Energy Equipment & Services – 2.4%

451,300	BJ Services Company, (8)	8,394,180

	Food & Staples Retailing – 0.3%

17,100	Wal-Mart Stores, Inc., (8)	913,995

	Food Products – 5.7%

33,881	Cresud S.A.C.I.F. yA., ADR	487,209
200,344	Gruma S.A.B. de C.V., (2)	352,233
8,539	Industrias Bachoco S.A.B. de C.V., ADR	196,055
542,000	Smithfield Foods, Inc., (2), (8)	8,232,980

Nuveen Investments	11

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of Investments December 31, 2009

Shares	Description (1)	Value
	Food Products (continued)

815,300	Tyson Foods, Inc., Class A, (8)	$10,003,731
1,978,000	Universal Robina Corporation	695,274

	Total Food Products	19,967,482

	Health Care Providers & Services – 1.9%

119,000	Aetna Inc., (8)	3,772,300
125,000	Health Net Inc., (2), (8)	2,911,250

	Total Health Care Providers & Services	6,683,550

	Hotels, Restaurants & Leisure – 0.0%

1,356,000	NagaCorp Limited, (9)	149,407

	Household Durables – 0.2%

33,437	Oriental Weavers Group, (9)	200,835
322,203	Turk Sise ve Cam Fabrikalari SA, (2), (9)	404,341

	Total Household Durables	605,176

	Household Products – 0.4%

56,000	KAO Corporation	1,307,779

	Independent Power Producers & Energy Traders – 0.1%

2,781,250	Energy Development Corporation	282,757
9,825	Huaneng Power International Inc., Sponsored ADR	220,080

	Total Independent Power Producers & Energy Traders	502,837

	Insurance – 0.6%

62,800	Loews Corporation, (8)	2,282,780

	Internet Software & Services – 2.3%

337,000	eBay Inc., (2), (8)	7,932,980

	Marine – 0.3%

82,000	Stolt-Nielsen S.A.	1,136,568

	Metals & Mining – 20.1%

201,510	AngloGold Ashanti Limited, Sponsored ADR, (8)	8,096,672
82,644	Banro Corporation, (2)	161,203
317,800	Barrick Gold Corporation, (8)	12,514,964
38,320	First Uranium Corporation, (2)	84,272
78,345	Gabriel Resources, Limited, (2)	327,358
131,200	Geovic Mining Corporation, (2)	80,287
358,534	Gold Fields Limited Sponsored ADR, (8)	4,700,381
4,558	Impala Platinum Holdings Limited, Sponsored ADR, (9)	124,433
4,550	Impala Platinum Holdings Limited, (9)	124,371
226,333	Ivanhoe Mines Ltd., (2), (8)	3,306,725
3,087,332	Lihir Gold Limited, (2), (9)	9,003,681
1,862,500	Minara Resources Limited, (2),(9)	1,349,874
78,765	Mineral Deposits Limited, (2), (9)	69,430
295,800	Newmont Mining Corporation, (8)	13,994,298
2,672,098	NovaGold Resources Inc., (2)	16,379,961
10,382	Silver Standard Resources, Inc., (2)	227,054

	Total Metals & Mining	70,544,964

	Multi-Utilities – 0.6%

78,000	Ameren Corporation	2,180,100

	Oil, Gas & Consumable Fuels – 10.3%

459,400	Arch Coal Inc., (8)	10,221,650
104,800	BP PLC, Sponsored ADR, (8)	6,075,256
135,359	Cameco Corporation, (8)	4,354,499
35,000	Chevron Corporation, (8)	2,694,650
114,650	Gazprom OAO, ADR, (9)	2,895,155
37,665	Petrobras Energia S.A., ADR, (2)	588,704
1,453	PetroChina Company Limited, Sponsored ADR	172,849
274,000	PetroChina Company Limited, (9)	325,745
9,861	Petroleo Brasileiro, Sponsored ADR	418,008
8,400	Royal Dutch Shell PLC, Class A, ADR, (8)	504,924
84,000	Royal Dutch Shell PLC, Class B, Sponsored ADR, (8)	4,882,920

12	Nuveen Investments

Shares	Description (1)				Value
	Oil, Gas & Consumable Fuels (continued)

9,882	S-Oil Corporation				$458,256
191,000	Tesoro Corporation, (8)				2,588,050

	Total Oil, Gas & Consumable Fuels				36,180,666

	Paper & Forest Products – 0.1%

84,941	Mondi Ltd., (9)				481,426

	Pharmaceuticals – 6.2%

173,000	AstraZeneca PLC, Sponsored ADR, (8)				8,120,620
24,230	Doctor Reddy’s Laboratories Limited, Sponsored ADR				586,608
325,000	Pfizer Inc., (8)				5,911,750
77,600	Sanofi-Aventis, Sponsored ADR, (8)				3,047,352
83,000	Takeda Chemical Industries				3,413,217
1,230,000	United Laboratories International Holdings Ltd., (9)				651,314

	Total Pharmaceuticals				21,730,861

	Real Estate Management & Development – 0.0%

12,065	IRSA Inversiones y Representaciones S.A., (2) GDR				114,618

	Software – 0.0%

5,700	Microsoft Corporation, (8)				173,793

	Specialty Retail – 0.3%

41,700	Lowe’s Companies, Inc., (8)				975,363

	Textiles, Apparel & Luxury Goods – 0.1%

2,920,000	China Hongxing Sports Limited, (2), (9)				389,624

	Trading Companies & Distributors – 0.8%

189,000	Mitsui & Company Limited				2,660,428

	Water Utilities – 0.2%

15,044	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR				588,521

	Wireless Telecommunication Services – 0.4%

9,857	NII Holdings Inc., Class B, (2)				330,998
172,000	PT IndoSat Tbk				86,503
13,052	SK Telecom Company Limited, ADR				212,226
700	SK Telecom Company Limited				101,891
46,992	TIM Participacoes S.A.				138,196
13,659	Turkcell Iletisim Hizmetleri A.S., ADR				238,896
51,600	Turkcell Iletisim Hizmetleri A.S., (9)				365,980

	Total Wireless Telecommunication Services				1,474,690

	Total Common Stocks (cost $239,856,596)				257,018,340

Shares	Description (1)	Coupon		Ratings (3)	Value
	Convertible Preferred Securities – 3.0%

	Communications Equipment – 3.0%

13,708	Lucent Technologies Capital Trust I	7.750%		B3	$10,651,116

	Total Convertible Preferred Securities (cost $14,087,103)				10,651,116

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Mortgage-Backed Securities – 2.3%

	Residentials – 2.3%

$157	Fannie Mae Mortgage Pool 100195, (4)	4.79%	8/20/22	AAA	$154,581
162	Fannie Mae Mortgage Pool 357922	3.19%	3/01/34	AAA	166,118
20	Fannie Mae Mortgage Pool 708743	3.25%	6/01/33	AAA	21,070
61	Fannie Mae Mortgage Pool 713939	3.28%	4/01/33	AAA	62,403
576	Fannie Mae Mortgage Pool 816594	4.91%	2/01/35	AAA	596,761
20,469	Fannie Mae Mortgage Pool Strips 345-17 (I/O)	4.50%	5/01/20	AAA	2,878,329
532	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-75, Class KI (I/O)	4.50%	3/25/18	AAA	17,492
1,171	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI (I/O)	4.50%	5/25/19	AAA	103,053
2,774	Fannie Mae, Collateralized Mortgage Obligations, Series 2005-69, Class PI (I/O)	4.50%	8/25/25	AAA	317,154

Nuveen Investments	13

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of Investments December 31, 2009

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Residentials (continued)

$1,891	Federal Home Loan Collateralized Mortgage, Series 2595 (I/O)	5.00%	6/15/21	AAA	$120,141
1,264	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780184	4.54%	1/01/33	AAA	1,299,949
50	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation, Pool 780284	3.81%	2/01/33	AAA	51,120
1,859	Federal Home Loan Mortgage Corporation, Mortgage Pool 2640 (I/O)	4.50%	8/15/17	AAA	49,882
667	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class IA (I/O)	4.50%	3/15/18	AAA	25,714
642	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class KI (I/O)	4.50%	2/15/19	AAA	61,812
215	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2627 BI (I/O)	5.00%	8/15/25	AAA	51
970	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI (I/O)	4.50%	1/15/19	AAA	82,503
319	Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2626 JI (I/O)	4.50%	5/15/18	AAA	32,264
62	Federal Home Loan Mortgage Corporation, Pool 789045	2.99%	2/01/32	AAA	64,294
1,940	GNMA Mortgage Pool 081832	5.00%	1/20/37	AAA	1,997,512

35,801	Total Residentials				8,102,203

$35,801	Total Mortgage-Backed Securities (cost $9,169,859)				8,102,203

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 7.7%

	Airlines – 1.6%

$5,765	JetBlue Airways Corporation	3.750%	3/15/35	CCC	$5,757,794

	Construction Materials – 0.0%

100	India Cements Limited	0.000%	2/20/11	N/R	120,295

	Health Care Providers & Services – 1.0%

4,169	Omnicare, Inc.	3.250%	12/15/35	B+	3,413,369

	Machinery – 0.1%

200	Tata Motors Limited, ADR	0.000%	7/12/12	B	216,219

	Metals & Mining – 2.2%

6,635	First Uranium Corporation	4.250%	6/30/12	N/R	4,599,488
4,480	Gold Reserve, Inc., Convertible Bonds	5.500%	6/15/22	N/R	3,035,200

11,115	Total Metals & Mining				7,634,688

	Oil, Gas & Consumable Fuels – 1.7%

280	Dana Gas, Convertible Bond	7.500%	10/31/12	N/R	248,612
7,500	Delta Petroleum Corporation, Convertible Bond	3.750%	5/01/37	CCC	5,278,125
700	Magnolia Finance, LTD	4.000%	3/20/49	B+	675,442

8,480	Total Oil, Gas & Consumable Fuels				6,202,179

	Wireless Telecommunication Services – 1.1%

4,104	NII Holdings Inc.	3.125%	6/15/12	B–	3,785,940

$33,933	Total Convertible Bonds (cost $23,215,938)				27,130,484

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 8.9%

	Diversified Financial Services – 0.2%

$3,979	Lehman Brothers Holdings Inc., Trust 00650, (6)	5.920%	7/26/21	N/R	$795,800

	Diversified Telecommunication Services – 0.4%

1,281	Telecom Italia Capital	4.875%	10/01/10	BBB	1,311,338

	Energy Equipment & Services – 1.1%

3,876	Calfrac Holdings LP, 144A	7.750%	2/15/15	B+	3,779,100

	Media – 0.6%

2,360	Scholastic Corporation	5.000%	4/15/13	BB–	2,218,400

	Metals & Mining – 2.7%

8,300	MagIndustries Corporation, (4), (5)	11.000%	12/14/12	N/R	7,511,500
2,000	Phelps Dodge Corporation	7.125%	11/01/27	Baa2	1,858,922

10,300	Total Metals & Mining				9,370,422

14	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Oil, Gas & Consumable Fuels – 1.7%

$5,773	Delta Petroleum Corporation	7.000%	4/01/15	CCC	$4,127,695
2,000	Ship Finance International Limited	8.500%	12/15/13	B+	1,897,500

7,773	Total Oil, Gas & Consumable Fuels				6,025,195

	Paper & Forest Products – 0.1%

2,000	Bowater Inc., (6)	9.500%	10/15/12	N/R	490,000

	Personal Products – 0.8%

3,000	Elizabeth Arden Inc.	7.750%	1/15/14	B1	2,970,000

	Road & Rail – 0.4%

1,000	CSX Transportation, Inc.	9.750%	6/15/20	BBB–	1,313,675

	Specialty Retail – 0.9%

3,450	Office Depot Inc.	6.250%	8/15/13	B–	3,148,125

$39,019	Total Corporate Bonds (cost $32,776,652)				31,422,055

Shares	Description (1)				Value
	Warrants – 0.1%

	Capital Markets – 0.1%

379,278	Endeavor Financial Corporation, 144A				$282,867

	Total Warrants (cost $49,603)				282,867

Principal
Amount (000)	Description	Coupon	Maturity		Value
	Short-Term Investments – 8.0%

$28,152	Repurchase Agreement with State Street Bank, dated 12/31/09, repurchase price $28,151,980, collateralized by $28,745,000 U.S. Treasury Bills, 0.000%, due 6/24/10, value $28,719,130	0.000%	1/04/10		$28,151,980

	Total Short-Term Investments (cost $28,151,980)				28,151,980

	Total Investments (cost $347,307,731) – 103.1%				362,759,045

Shares	Description (1)				Value
	Common Stocks Sold Short – (4.8)%

	Chemicals – (0.4)%

(24,500)	Sigma-Aldrich Corporation				$(1,237,985)

	Diversified Consumer Services – (0.5)%

(8,800)	Strayer Education Inc.				(1,869,912)

	Food Products – (0.5)%

(23,000)	Green Mountain Coffee Inc., (2)				(1,873,810)

	Health Care Equipment & Supplies – (0.6)%

(25,700)	C. R. Bard, Inc.				(2,002,030)

	Hotels, Restaurants & Leisure – (0.6)%

(8,700)	Chipotle Mexican Grill, (2)				(766,992)
(16,500)	P.F. Changs China Bistro, Inc., (2)				(625,515)
(19,000)	WMS Industries Inc., (2)				(760,000)

	Total Hotels, Restaurants & Leisure				(2,152,507)

	Internet & Catalog Retail – (0.1)%

(4,000)	Amazon.com, Inc., (2)				(538,080)

	Specialty Retail – (2.1)%

(29,600)	AutoZone, Inc., (2)				(4,678,872)
(77,000)	Urban Outfitters, Inc., (2)				(2,694,230)

	Total Specialty Retail				(7,373,102)

	Total Common Stocks Sold Short (proceeds $15,298,790)				(17,047,426)

Nuveen Investments	15

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of Investments December 31, 2009

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (7)	Date	Price	Value
	Call Options Written – (4.3)%

(1,190)	Aetna Inc.	$(3,213,000)	1/16/10	$27.00	$(571,200)
(1,690)	AngloGold Ashanti Limited	(5,915,000)	1/16/10	35.00	(904,150)
(3,344)	Arch Coal Inc.	(5,350,400)	1/16/10	16.00	(2,106,720)
(1,730)	AstraZeneca PLC	(6,920,000)	1/16/10	40.00	(1,202,350)
(97)	Barrick Gold Corporation	(349,200)	1/16/10	36.00	(35,890)
(1,492)	Barrick Gold Corporation	(7,460,000)	1/16/10	50.00	(1,492)
(2,008)	BJ Services Company	(3,012,000)	1/16/10	15.00	(732,920)
(3)	BP PLC	(15,000)	1/16/10	50.00	(2,393)
(1,045)	BP PLC	(6,270,000)	1/16/10	60.00	(24,035)
(676)	Cameco Corporation	(2,028,000)	1/16/10	30.00	(160,550)
(175)	Chevron Corporation	(1,487,500)	1/16/10	85.00	(438)
(175)	Chevron Corporation	(1,750,000)	1/16/10	100.00	(350)
(2,170)	Deutsche Telekom AG	(2,712,500)	1/16/10	12.50	(482,825)
(2,527)	eBay, Inc.	(5,054,000)	1/16/10	20.00	(897,085)
(1,624)	Gold Fields Limited	(2,030,000)	1/16/10	12.50	(138,040)
(1,250)	Health Net Inc.	(2,500,000)	1/16/10	20.00	(425,000)
(930)	Ivanhoe Mines Ltd.	(697,500)	1/16/10	7.50	(664,950)
(2,384)	Korea Electric Power Corporation	(2,980,000)	3/20/10	12.50	(524,480)
(3,716)	Telefonaktiebolaget LM Ericsson	(3,716,000)	1/16/10	10.00	(18,580)
(628)	Loews Corporation	(1,884,000)	1/16/10	30.00	(401,920)
(417)	Lowe’s Companies, Inc.	(729,750)	1/16/10	17.50	(246,030)
(57)	Microsoft Corporation	(99,750)	1/16/10	17.50	(74,528)
(126)	Newmont Mining Corporation	(567,000)	1/16/10	45.00	(36,099)
(1,353)	Newmont Mining Corporation	(7,441,500)	1/16/10	55.00	(10,148)
(442)	Nippon Telegraph & Telephone Corporation	(884,000)	3/20/10	20.00	(28,730)
(2,318)	Nippon Telegraph & Telephone Corporation	(5,215,500)	3/20/10	22.50	(46,360)
(4,460)	Nippon Telegraph & Telephone Corporation	(8,920,000)	6/19/10	20.00	(412,550)
(3,250)	Pfizer Inc.	(4,875,000)	1/16/10	15.00	(1,048,125)
(453)	Royal Dutch Shell PLC	(2,491,500)	1/16/10	55.00	(240,090)
(776)	Sanofi-Aventis	(2,328,000)	1/16/10	30.00	(721,680)
(1,355)	Smithfield Foods, Inc.	(1,693,750)	1/16/10	12.50	(369,238)
(2,710)	Smithfield Foods, Inc.	(4,742,500)	1/16/10	17.50	(20,325)
(860)	Tech Data Corporation	(2,580,000)	1/16/10	30.00	(1,436,200)
(1,910)	Tesoro Corporation	(2,674,000)	1/16/10	14.00	(38,200)
(4,043)	Tyson Foods, Inc.	(4,043,000)	1/16/10	10.00	(929,890)
(1,956)	UBS AG	(3,423,000)	1/16/10	17.50	(19,560)
(171)	Wal-Mart Stores, Inc.	(855,000)	1/16/10	50.00	(60,275)

(55,511)	Total Call Options Written (premiums received $10,559,402)	(118,907,350)			(15,033,396)

	Other Assets Less Liabilities – 6.0%				21,143,979

	Net Assets – 100%				$351,822,202

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 — Fair Value Measurements for more information.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(6)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(8)	Investment, or portion of investment, has been pledged as collateral for call options written.

(9)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 2 — Fair Value Measurements for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

NVDR	Non-Voting Depository Receipt.

N/R	Not rated.

I/O	Interest only security.
See accompanying notes to financial statements.

16	Nuveen Investments

Statement of ASSETS & LIABILITIES
December 31, 2009

Assets
Investments, at value (cost $347,307,731)	$362,759,045
Cash denominated in foreign currencies (cost $127,394)	127,383
Deposits with brokers	20,253,122
Receivables:
Dividends	77,757
Interest	1,198,332
Investments sold	54,598
Paydowns	3,104
Other assets	11,103

Total assets	384,484,444

Liabilities
Securities sold short, at value (proceeds $15,298,790)	17,047,426
Call options written, at value (premiums received $10,559,402)	15,033,396
Payable for investments purchased	158,239
Accrued expenses:
Management fees	296,662
Other	126,519

Total liabilities	32,662,242

Net assets	$351,822,202

Shares outstanding	19,172,440

Net asset value per share outstanding	$18.35

Net assets consist of:

Shares, $.01 par value per share	$191,724
Paid-in surplus	372,982,098
Undistributed (Over-distribution of) net investment income	(8,705,639)
Accumulated net realized gain (loss) from investments, foreign currency and call options written	(21,876,636)
Net unrealized appreciation (depreciation) of investments, foreign currency and call options written	9,230,655

Net assets	$351,822,202

Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of OPERATIONS
Year Ended December 31, 2009

Investment Income
Dividends (net of foreign tax withheld of $268,675)	$6,085,313
Interest	5,630,504

Total investment income	11,715,817

Expenses
Management fees	3,018,982
Dividend expense on securities sold short	74,482
Shareholders’ servicing agent fees and expenses	360
Custodian’s fees and expenses	100,155
Trustees’ fees and expenses	9,400
Professional fees	45,031
Shareholders’ reports – printing and mailing expenses	94,961
Stock exchange listing fees	9,219
Investor relations expense	67,571
Other expenses	108,734

Total expenses before custodian fee credit	3,528,895
Custodian fee credit	(26)

Net expenses	3,528,869

Net investment income	8,186,948

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(33,530,430)
Call options written	22,202,968
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	144,904,759
Call options written	(20,826,555)

Net realized and unrealized gain (loss)	112,750,742

Net increase (decrease) in net assets from operations	$120,937,690

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/09	12/31/08
Operations
Net investment income	$8,186,948	$8,930,091
Net realized gain (loss) from:
Investments, securities sold short and foreign currency	(33,530,430)	5,352,197
Call options written	22,202,968	14,945,376
Change in net unrealized appreciation (depreciation) of:
Investments, securities sold short and foreign currency	144,904,759	(140,682,006)
Call options written	(20,826,555)	18,234,465

Net increase (decrease) in net assets from operations	120,937,690	(93,219,877)

Distributions to Shareholders
From net investment income	(17,576,514)	(8,328,480)
From accumulated net realized gains	(3,750,880)	(28,472,755)

Increase (decrease) in net assets from distributions to shareholders	(21,327,394)	(36,801,235)

Capital Share Transactions
Cost of shares repurchased	(482,824)	(1,432,846)

Net increase (decrease) in net assets from capital share transactions	(482,824)	(1,432,846)

Net increase (decrease) in net assets	99,127,472	(131,453,958)
Net assets at the beginning of year	252,694,730	384,148,688

Net assets at the end of year	$351,822,202	$252,694,730

Undistributed (Over-distribution of) net investment income at the end of year	$(8,705,639)	$809,379

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Global Value Opportunities Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange and trade under the ticker symbol “JGV.” The Fund was organized as a Massachusetts business trust on May 17, 2006.

The Fund’s seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities. The Fund may also opportunistically write (sell) call options.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The value of exchange traded options are based on the last sale price, or in the absence of such a price, at the mean of the bid and asked price. Options traded in the over-the-counter (OTC) market are valued using market implied volatilities. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

20	Nuveen Investments

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments, securities sold short and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations, when applicable.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Nuveen Investments	21

Notes to FINANCIAL STATEMENTS (continued)

The average notional amount of call options written during the fiscal year ended December 31, 2009, was $(120,441,910). Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

Short Sales
The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and records such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as a component of “Net realized gain (loss) from investments, securities sold short and foreign currency” on the Statement of Operations.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, all counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.

22	Nuveen Investments

The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks *	$231,404,822	$25,613,518	$–	$257,018,340
Preferred Securities **	–	10,651,116	–	10,651,116
Mortgaged-Backed Securities	–	7,947,622	154,581	8,102,203
Convertible Bonds	–	27,130,484	–	27,130,484
Corporate Bonds	–	23,910,555	7,511,500	31,422,055
Warrants	282,867	–	–	282,867
Short-Term Investments	28,151,980	–	–	28,151,980
Common Stocks Sold Short	(17,047,426)	–	–	(17,047,426)
Call Options Written	(15,033,396)	–	–	(15,033,396)

Total	$227,758,847	$95,253,295	$7,666,081	$330,678,223

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3	Level 3
	Mortgaged-	Corporate
	Backed	Bonds	Level 3
	Securities	Securities	Total
Balance at beginning of year	$260,881	$4,113,480	$4,374,361
Gains (losses):
Net realized gains (losses)	113	–	113
Net change in unrealized appreciation (depreciation)	(2,198)	3,288,029	3,285,831
Net purchases at cost (sales at proceeds)	(39,845)	–	(39,845)
Net discounts (premiums)	(76)	109,991	109,915
Net transfers in to (out of) at end of period fair value	(64,294)	–	(64,294)

Balance at end of year	$154,581	$7,511,500	$7,666,081

“Change in net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” presented on the Statement of Operations includes $3,284,642 of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Fund adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (continued)

information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$15,033,396

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written

Risk Exposure
Equity Price	$22,202,968

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written

Risk Exposure
Equity Price	$(20,826,555)

4.	Fund Shares
Transactions in shares were as follows:

	Year	Year
	Ended	Ended
	12/31/09	12/31/08
Shares repurchased	(42,600)	(140,200)

Weighted average:
Price per share repurchased	$11.31	$10.20
Discount per share repurchased	19.00%	21.07%

5.	Investment Transactions
Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments and call options written) during the fiscal year ended December 31, 2009, aggregated $104,163,442 and $118,853,685, respectively.

Transactions in call options written during the fiscal year ended December 31, 2009, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	62,554	$19,032,805
Call options written	70,245	13,786,733
Call options terminated in closing purchase transactions	(3,810)	(1,456,082)
Call options expired	(58,420)	(17,486,830)
Call options exercised	(15,058)	(3,317,224)

Outstanding, end of the year	55,511	$10,559,402

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies, the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2009, the cost of investments (excluding securities sold short and call options written) was $360,003,134.

24	Nuveen Investments

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding securities sold short and call options written) at December 31, 2009, were as follows:

Gross unrealized:
Appreciation	$53,331,127
Depreciation	(50,575,216)

Net unrealized appreciation (depreciation) of investments	$2,755,911

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income *	$2,618,653
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2009 and December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009
Distributions from net ordinary income *	$17,576,514
Distributions from net long-term capital gains **	3,750,880

2008
Distributions from net ordinary income *	$27,174,888
Distributions from net long-term capital gains	9,626,347

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund hereby designates this amount paid during the fiscal year ended December 31, 2009, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At December 31, 2009, the Fund’s tax year end, the Fund had an unused capital loss carryforward of $14,599,198 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on December 31, 2017.

The Fund elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Post-October capital losses	$5,896,051

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For Managed Assets over $2 billion	.7000

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, under which Tradewinds manages the investment portfolio of the Fund. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8.	New Accounting Pronouncements
On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

26	Nuveen Investments

Financial Highlights

Nuveen Investments	27

Financial HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

		Investment Operations			Less Distributions
										Ending
	Beginning	Net	Net Realized/		Net					Net	Ending
	Net Asset	Investment	Unrealized		Investment	Capital	Tax Return		Offering	Asset	Market
	Value	Income(a)	Gain (Loss)(c)	Total	Income	Gains	of Capital	Total	Costs	Value	Value
Year Ended 12/31:
2009	$13.15	$.43	$5.88	$6.31	$(0.92)	$(.19)	$–	$(1.11)	$–	$18.35	$17.53
2008	19.85	.46	(5.26)	(4.80)	(0.43)	(1.47)	–	(1.90)	–	13.15	11.89
2007	20.41	.52	.89	1.41	(.38)	(1.59)	–	(1.97)	–	19.85	18.30
2006(b)	19.10	.16	1.64	1.80	(.26)	(.15)	(.04)	(.45)	(.04)	20.41	19.70

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period July 24, 2006 (commencement of operations) through December 31, 2006.
(c)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2009	N/A
2008	N/A
2007	$0.19
2006(b)	N/A

28	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on	Based on				Net		Portfolio
Market	Net Asset	Ending Net			Investment		Turnover
Value*	Value*	Assets (000)	Expenses†		Income†		Rate

58.96%	48.93%	$351,822	1.16%		2.70%		38%
(26.03)	(24.85)	252,695	1.14		2.63		60
2.94	6.48	384,149	1.10		2.51		76
.82	9.27	395,078	1.12	**	1.87	**	17

*	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns

			Based on
	Shareholders of	Based on	Net Asset
	Record on	Market Value	Value
Year Ended 12/31:
2009	N/A	58.96%	48.93%
2008	N/A	(26.03)	(24.85)
2007	December 31	3.99	7.49
2006(b)	N/A	.82	9.27

**	Annualized.
†	Each ratio includes the effect of dividend expense on securities sold short as follows:

Ratio of Dividend Expense on
Securities Sold Short to Average Net Assets
Year Ended 12/31:
2009	.02%
2008	.03
2007	.03
2006(b)	.02	**

N/A	The Fund had no retained capital gains for the tax years ended December 31, 2009, December 31, 2008, or for the period July 24, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

Nuveen Investments	29

Board Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	199

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

30	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments	31

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	199

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	123

■ MARK J.P. ANSON
6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	123

32	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	199

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC, formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly. Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	134

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments	33

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

■ GREGORY MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

34	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	35

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization

36	Nuveen Investments

and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in February 2008 and 2009.

Nuveen Investments	37

Annual Investment Management
Agreement Approval Process (continued)

The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter- and one-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

38	Nuveen Investments

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process (continued)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

40	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	41

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

42	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	43

Notes

44	Nuveen Investments

Notes

Nuveen Investments	45

Notes

46	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments And Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Global Value Opportunities Fund (JGV) hereby designates 7.59% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 25.38% as qualified dividend income for individuals under Section 1 (h) (11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Foreign Taxes

Nuveen Global Value Opportunities Fund (JGV) paid qualifying foreign taxes of $268,675 and earned $3,640,256 foreign source income during the year ended December 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, JGV hereby designates $0.014 per share as foreign taxes paid and $0.189 per share as income earned from foreign sources for the year ended December 31, 2009. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased

42,600

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

• Share prices

• Fund details

• Daily financial news

• Investor education

• Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-H-1209D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Global Value Opportunities Fund
The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund

December 31, 2009	$20,530	$0	$1,850	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2008	$22,109	$0	$1,850	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2009	$1,850	$0	$0	$1,850
December 31, 2008	$1,850	$0	$0	$1,850
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Tradewinds Global Investors, LLC, formerly known as Tradewinds NWQ Global Investors, LLC, (“Tradewinds”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
Tradewinds’ Proxy Voting Policies and Procedures were developed and are maintained to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies.
Tradewinds has engaged a third party service provider, RiskMetrics Group (“RMG”) (formerly, Institutional Shareholder Services) to assist with the proxy voting process. We review their recommendations and frequently follow them; however, on selected issues, Tradewinds may not vote in accordance with the RMG recommendations when we believe that they are not in the best economic interest of our clients. If Tradewinds manages assets of a company or its pension plan and any of Tradewinds’ clients hold securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with RMG recommendations to avoid any conflict of interest. If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the request.
Tradewinds generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer). Likewise, Tradewinds may determine not to recall securities on loan if negative consequences of such recall outweigh the benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh any benefits, in Tradewinds’ judgment.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Tradewinds Global Investors, LLC, for a portion of the registrant’s investments (Tradewinds is also referred to as “Sub-Adviser”). Tradewinds, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:
Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHY
David Iben, CFA, Chief Investment Officer, Co-President of Tradewinds, and Executive Managing Director
Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996. Mr. Iben received a B.A. in Economics from the University of California at Davis and an M.B.A. from the Marshall School of Business at University of Southern California. In addition, he received his Chartered Financial Analyst designation in 1984 and is a member of the CFA Institute and the CFA Society of Los Angeles, Inc.
Emily Alejos, CFA, Managing Director, Equity Analyst, Portfolio Manager
Emily Alejos is a portfolio manager and an agribusiness and food analyst at Tradewinds. Prior to joining Tradewinds, Emily was with Credit Suisse Asset Management in New York for ten years. During her last few years at CSAM, Emily was a director and portfolio manager/analyst on the firm’s international focus team. For the seven years prior to that, she served as portfolio manager and head of Latin American equities, in addition to serving as a senior member of the firm’s global emerging markets team. Emily began her career as an equity analyst, and then as an emerging markets portfolio manager with emphasis on Latin America, at Bankers Trust in New York and GT Capital in San Francisco.
Emily earned a bachelor’s degree with honors in economics and development studies from Brown University and an MBA and a Certificate in Public Management from Stanford Graduate School of Business. She studied economics at Instituto di Tella in Buenos Aires as well as at L’Institut d’Etudes Politiques, in Paris, while enrolled at the University of Paris/Sorbonne. Emily has earned the Chartered Financial Analyst designation and is a member of the NYSSA and the CFA Institute. She is conversant in French and Spanish.
Michael A. Hart, CFA, Senior Vice President, Fixed Income/Equity Analyst, Portfolio Manager
Mike Hart is a portfolio manager and a special situations and fixed income analyst at Tradewinds. He was formerly the president of Hemisphere Asset Management, an investment management firm he established in 2001.
Prior to founding Hemisphere, Mike was a senior portfolio manager at Scudder Kemper Investments. At Scudder, his responsibilities included managing a $500-million emerging market debt portfolio as well as team-managing a $16-billion fixed income portfolio for an affiliate of Zurich Financial Services. Throughout the 1990s, Mike was a portfolio manager and securities analyst at Farmers Group Inc., where he managed global fixed income and international value equity portfolios. Mike was a member of Farmers’ fixed income and equity investment committees. Mike began his career on the options floor of the Pacific Stock Exchange in San Francisco.
Mike earned a bachelor of science degree in agricultural economics from the University of California, Davis, and an MBA in finance from San Francisco State University. Having earned his Chartered Financial Analyst designation in 1995, Mike is a member of CFA Institute and CFA Society of Los Angeles.
Item 8 (a)(2). OTHER ACCOUNTS MANAGED

	David Iben	Emily Alejos	Michael Hart
(a) RICs
Number of accts	10	1	1
Assets ($000s)	$3,546,965,327	$3,301,344	$3,301,344

(b) Other pooled accts
Non-performance fee accts
Number of accts	13	2	2
Assets ($000s)	$1,672,495,801	$2,266,468	$2,266,468
(c) Other
Non-performance fee accts
Number of accts	4,716	758	2
Assets ($000s)	$4,309,291,083	$545,370,671	$26,048,392
Performance fee accts
Number of accts	2	0	0
Assets ($000s)	$69,145,910	0	0
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
In addition, Merrill Lynch & Co., Inc. (“Merrill Lynch”), which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of NWQ for purposes of the Investment Company Act of 1940, NWQ may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.
Item 8 (a)(3). FUND MANAGER COMPENSATION
Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8 (a)(4). OWNERSHIP OF JGV SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio		$1-	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
David Iben					X
Emily Alejos		X
Michael Hart					X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2009	0		0	1,794,800
February 1-28, 2009	16,600	$10.48	16,600	1,778,200
March 1-31, 2009	12,900	$9.39	12,900	1,765,300
April 1-30, 2009	0		0	1,765,300
May 1-31, 2009	0		0	1,765,300
June 1-30, 2009	8,800	$13.59	8,800	1,756,500
July 1-31, 2009	0		0	1,756,500
August 1-31, 2009	0		0	1,756,500
September 1-30, 2009	0		0	1,756,500
October 1-31, 2009	4,300	$15.65	4,300	1,915,700
November 1-30, 2009	0		0	1,915,700
December 1-31, 2009	0		0	1,915,700
Total	42,600

*	The registrant’s repurchase program, which authorized the repurchase of 1,935,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 1,920,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Global Value Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 10, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 10, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 10, 2010